UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-06106

                          Pioneer Mid Cap Value Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2017 through October 31, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Mid Cap
                        Value Fund

--------------------------------------------------------------------------------
                        Semiannual Report | April 30, 2018
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PCGRX
                        Class C     PCCGX
                        Class K     PMCKX
                        Class R     PCMRX
                        Class Y     PYCGX

                       [LOGO]  Amundi Pioneer
                               ==============
                             ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          23

Notes to Financial Statements                                                 32

Additional Information                                                        40

Trustees, Officers and Service Providers                                      42

                      Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18 1

President's Letter

While 2017 delivered strong positive performance, 2018, thus far, has introduced market volatility. Equity and fixed-income markets pulled back in the first quarter of this year, as the Standard & Poor's 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index both finished in negative territory, returning -0.76% and -1.46%, respectively, for the three-month period ended March 31, 2018. Concerns about the sustainability of the pace of economic growth, extended equity valuations, and rising interest rates drove a significant stock market sell-off beginning in late January, approaching correction levels. The market did recover from its initial slump, but this year's significant fluctuations have served to remind investors that even the strongest "bulls" cannot run forever. Within fixed income, rising interest rates helped drive down returns of most asset classes in the first quarter, though floating-rate sectors such as bank loans fared well in the rising-rate environment.

Our view is that the first-quarter pause in the market's near-continuous upward momentum over the previous 15 months, dating back to the final quarter of 2016, presents an opportunity for investors to enter the market at healthier valuation levels. We believe fundamentals are still quite positive, yet also believe that caution is warranted given that the market remains vulnerable to corrections. Some areas, such as growth stocks, appear expensive, but we do see opportunity in value stocks, with prices supported by better corporate earnings due to the recent tax reforms in the U.S. as well as robust, nominal gross domestic product
(GDP) growth. In fact, GDP growth in the U.S. rose to close to or better than 3% over the final three quarters of 2017, and GDP growth in the first quarter of 2018 registered at 2.3%.

In the fixed-income markets, we believe investors should consider positioning their portfolios to defend against rising interest rates, with underweight positions in U.S. Treasuries. We see more attractive valuations within structured investment vehicles, such as mortgage-backed securities (MBS) in both the agency and non-agency residential MBS sectors, as fundamentals within the U.S. housing market remain positive. We believe that agency MBS, in particular, offer investors reasonable value.

Since 1928, the foundation of Amundi Pioneer's investment approach has been active management, which is especially important during periods of market volatility. We believe investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds. In fact, the Pioneer Fund, the third-oldest mutual fund in the U.S., recently celebrated its 90th birthday. We believe the Fund serves as an important ambassador of our time-tested value style of investing and our early focus on understanding the potential benefits of investing in companies with

2 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18 sustainable business models. Over its nine decades of existence - a time period that included a Great Depression, a devastating World War, a long Cold War, and enormous technological as well as societal changes - the Fund has been well-served by this investment approach.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
April 30, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                      Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18 3

Portfolio Management Discussion | 4/30/18

In the following interview, Edward T. "Ned" Shadek, Jr. discusses the factors that affected the performance of Pioneer Mid Cap Value Fund during the six-month period ended April 30, 2018. Mr. Shadek, Senior Vice President, Director of Mid Cap Value, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for the day-to-day management of the Fund, along with Raymond K. Haddad*, a vice president and a portfolio manager at Amundi Pioneer.

Q   How did the Fund perform during the six-month period ended April 30, 2018?

A Pioneer Mid Cap Value Fund's Class A shares returned -0.90% at net asset value during the six-month period ended April 30, 2018, while the Fund's benchmark, the Russell Midcap Value Index, returned 2.55%. During the same period, the average return of the 427 mutual funds in Morningstar's Mid-Cap Value Funds category was 2.87%.

Q How would you describe the investment environment for equities during the six-month period ended April 30, 2018?

A   Equity indices showed gains during the six-month period ended April
    30, 2018, but the advances were moderate. The broad U.S. stock market, as measured by the Standard & Poor's 500 Index (the S&P 500), returned 2.83% for the six months, while the Fund's benchmark, the Russell Midcap Value Index, returned 2.55%. The period could be summarized as a tale of two halves, with the first half (November 2017 through January 2018) showing continued upward market momentum, and the second half (February through April) featuring a slight pullback, including a relatively strong correction in February.

    Returns through January remained positive as corporate earnings were solid and the U.S. economy continued to expand, while the U.S. unemployment rate declined to levels not seen in quite some time (the rate had dropped to below 4% by the end of the six months). Earnings received a further boost from positive economic news and the passage of significant tax legislation in Washington in December 2017, which lowered several individual tax rates, dropped the U.S. corporate tax rate from 35% to 21%, and featured other short-term incentives for U.S. businesses.

    February and March saw the market turn negative, however, due to concerns over U.S. trade policy as well as other factors, such as rising interest rates, higher oil prices, and heightened inflation expectations. In fact, in the first quarter of 2018, for the first time in nearly two years, the S&P 500 turned in negative quarterly performance, returning -0.76%. Sentiment recovered in April, with most major equity indices moving back into positive territory as the six-month period came to a close.

*   Mr. Haddad became a portfolio manager on the Fund effective March 1, 2018.

4 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18

Q Which of your investment strategies either contributed to or detracted from the Fund's performance relative to the Russell Midcap Value Index (the Russell Index) during the six-month period ended April 30, 2018?

A Stock selection results were the primary driver of the Fund's underperformance of its benchmark during the six-month period. The continued improvement in the economic picture benefited non-cyclical stocks the most in an environment that featured rising interest rates.
    Conversely, cyclical stocks in sectors such as consumer discretionary did not fare nearly as well. Within individual sectors, the Fund's selection results lagged the Russell Index the most in energy, real estate, and consumer discretionary.

    On the positive side, asset allocation contributed to the Fund's benchmark-relative returns. A large portfolio overweight to information technology, the second-best performing sector in the Russell Index during the six-month period, and underweights to real estate and utilities, which finished the period in negative territory, benefited the Fund's relative returns. The rising interest-rate environment drove our decisions to underweight the Fund in real estate and utilities. Meanwhile, we overweighted the Fund to information technology as the environment for the sector, especially within the semiconductor area, has remained very positive. Semiconductor chips are no longer used for just iPhones and iPads, but for an increasing number of consumer products driven by advanced technology, such as self-driving cars.

Q Which individual portfolio holdings detracted from the Fund's benchmark-relative returns during the six-month period ended April 30, 2018?

A Given that the Fund's benchmark-relative underperformance derived mainly from negative stock selection, the portfolio did have a number of holdings that turned in disappointing results during the period.

    A position in Radian Group, a mortgage-insurance company, was the top detractor from the Fund's benchmark-relative performance during the period. While the macroeconomic environment for Radian was favorable, given a stronger economy and higher interest rates, the company's performance was hurt by a difficult pricing environment. Companies like Radian were huge beneficiaries of the recent tax legislation, but it soon became clear that the benefits of tax reform were being passed on to mortgage customers in the form of lower borrowing costs, rather than to shareholders. However, we believe the market wildly oversold Radian, and we still hold the stock in the portfolio. Another performance detractor was the portfolio's holding in Acacia Communications, a maker of optical products. The company struggled during the period after the U.S. government advanced a new rule that would limit the ability of Chinese telecommunications companies to sell their products in this country. ZTE, the large Chinese telecom firm, is one of Acacia's biggest customers, and the government's action caused a 35% drop in Acacia's stock price (though it later regained some ground). The Trump administration subsequently announced a possible

                      Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18 5 relaxation of the rules, and so it's possible that Acacia may be able to do business with ZTE again in the future. Regardless, the company has very good products, good technology, and a good balance sheet, and has several other customers besides ZTE, and so we view the decline during the six-month period as somewhat of a news-driven, one-time event. Shares of Goodyear Tire & Rubber declined during the period as the company missed on an earnings estimate. Increased costs for raw materials as well as other expenses were drags on Goodyear's earnings, while a competitive business environment and difficult industry conditions led to reduced sales and decreased profitability.

    In energy, where the Fund's stock selection results lagged the Russell Index the most over the period, a position in Cimarex Energy detracted from relative performance. Cimarex is a shale-oil producer with good acreage; however, the company currently lacks sufficient pipeline capacity to transport its product to all markets. That has forced Cimarex to sell its product at reduced prices compared to what other shale companies are receiving in the current rising oil-price environment. We think Cimarex will eventually build more pipeline, but the short-term issues caused us to trim the Fund's position.

Q Which individual portfolio holdings contributed positively to the Fund's benchmark-relative returns during the six-month period ended April 30, 2018?

A The holding that contributed the most to the Fund's benchmark-relative performance during the period was First Solar, which, as the name suggests, manufactures solar panels. First Solar's shares outperformed in the fourth quarter of 2017 after the company disclosed better-than-expected progress on its latest manufacturing process ("Series 6"), as the cost of Series 6 modules are expected to be well below comparable Series 4 modules, with higher unit prices. Recent positive developments for the company include the announcement of new tariffs by the Trump administration, which has improved First Solar's pricing environment. In addition, new regulations passed by the state of California requiring all newly constructed dwellings to have solar panels have helped boost the company's stock price. First Solar has a big cash position, and we believe it is the best company in its industry.

    Other positive contributors to the Fund's relative performance during the six-month period included positions in Microsemi, Interpublic Group, and Nasdaq.

    Shares of semiconductor firm Microsemi moved higher after the company received a takeover bid from Microchip Technology. We sold the Fund's position after the takeover bid was announced. Interpublic Group is an advertising firm. The company's share price had dropped significantly a year ago on slower revenue growth. In addition, the market had concerns about the long-term viability of advertising firms in the digital age. We felt the fears of secular decline in the advertising business were overblown, however, and were able to acquire Interpublic's stock at a good valuation

6 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18 after the dramatic price drop. Interpublic recently posted better-than-expected quarterly earnings, with margins increasing more than its competitors, as the company's management team has been able to demonstrate the ability to use the internet to create compelling advertising campaigns. Finally, shares of Nasdaq, the second-largest market exchange in the world, outperformed during the six-month period as the company's new CEO has been working successfully to transition it to a more recurring-revenue business, rather than just relying on revenue from trading volumes, which can be inconsistent. The move into higher-margin, more recurring-revenue areas such as information services has helped drive expansion of Nasdaq's price-to-earnings (P/E) multiple.

Q Did you invest the Fund in any derivative securities during the six-month period ended April 30, 2018?

A   No, the Fund did not own any derivatives during the period.

Q Did you make any noteworthy changes in the Fund's portfolio during the six-month period ended April 30, 2018?

A We did not make any significant changes to the portfolio during the period. We have maintained the Fund's low-P/E bias, despite the fact that the market has seemed to prefer higher-valuation growth stocks of late. The Fund remains overweight relative to the Russell Index in financials and information technology as of April 30, 2018. As noted earlier, companies within information technology continue to experience a positive overall environment, especially for semiconductor firms, and we believe valuations in the sector are solid. In financials, we believe the rising-rate environment will benefit the sector in general, though we did trim some of the Fund's exposure to insurance companies. The Fund remains underweight relative to the benchmark in real estate and utilities, due to both rising interest rates and higher valuations.

    A couple of notable additions made to the portfolio over the period were United Rentals and Marvell Technology. United Rentals is an equipment-rental firm that deals with the construction industry. The company has been benefiting from the stronger U.S. economy as construction activity continues to rise. Marvell Technology is a semiconductor firm that we purchased when we sold the Fund's shares of Microsemi, referenced earlier. Marvell is in the process of trying to acquire rival chipmaker Cavium, an addition that we believe will be accretive for the company's business if the deal goes through.

Q What is your outlook for mid-cap stocks as we move towards the middle of the calendar year?

A We remain cautiously optimistic about the relative and absolute return potential for mid-cap value equities for the remainder of 2018. With an environment of reasonable economic growth, favorable interest rates, growth tailwinds in multiple industry groups, and prospects for an acceleration in mergers and acquisitions, we believe mid-cap equities stand to benefit.

                      Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18 7

    We believe we have entered an environment of attractive, synchronized global economic growth, and we believe most key domestic economic indicators signal ongoing strength for the current business cycle -- but not strength that is likely to overheat the economy and cause the Federal Reserve to raise interest rates faster than current expectations.

Please refer to the Schedule of Investments on pages 18-22 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

When interest rates rise, the prices of fixed income securities in the fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc. for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18

Portfolio Summary | 4/30/18

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         95.6%
International Common Stocks                                                 4.4%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 28.2%
Consumer Discretionary                                                     13.2%
Industrials                                                                11.8%
Information Technology                                                      9.7%
Energy                                                                      8.1%
Health Care                                                                 8.0%
Real Estate                                                                 6.9%
Materials                                                                   6.6%
Utilities                                                                   3.9%
Consumer Staples                                                            1.9%
Telecommunication Services                                                  1.7%

10 Largest Holdings
-------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Norwegian Cruise Line Holdings, Ltd.                                  3.41%
-------------------------------------------------------------------------------
 2. Synchrony Financial                                                   3.36
-------------------------------------------------------------------------------
 3. ON Semiconductor Corp.                                                3.19
-------------------------------------------------------------------------------
 4. KeyCorp                                                               3.16
-------------------------------------------------------------------------------
 5. Jazz Pharmaceuticals Plc                                              2.98
-------------------------------------------------------------------------------
 6. Goodyear Tire & Rubber Co.                                            2.82
-------------------------------------------------------------------------------
 7. Patterson-UTI Energy, Inc.                                            2.78
-------------------------------------------------------------------------------
 8. Lincoln National Corp.                                                2.69
-------------------------------------------------------------------------------
 9. United Continental Holdings, Inc.                                     2.66
-------------------------------------------------------------------------------
10. Celanese Corp., Class A                                               2.59
-------------------------------------------------------------------------------

** Excludes temporary cash investments and all derivative contracts except for options purchased. The portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                      Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18 9

Prices and Distributions | 4/30/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                      4/30/18                       10/31/17
--------------------------------------------------------------------------------
            A                        $23.99                         $26.27
--------------------------------------------------------------------------------
            C                        $16.62                         $18.82
--------------------------------------------------------------------------------
            K                        $24.02                         $26.34
--------------------------------------------------------------------------------
            R                        $23.45                         $25.70
--------------------------------------------------------------------------------
            Y                        $25.83                         $28.16
--------------------------------------------------------------------------------

Distributions per Share: 11/1/17-4/30/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net
                        Investment        Short-Term           Long-Term
          Class           Income         Capital Gains       Capital Gains
--------------------------------------------------------------------------------
            A             $0.0875           $   --              $2.0214
--------------------------------------------------------------------------------
            C             $    --           $   --              $2.0214
--------------------------------------------------------------------------------
            K             $0.1760           $   --              $2.0214
--------------------------------------------------------------------------------
            R             $    --           $   --              $2.0214
--------------------------------------------------------------------------------
            Y             $0.1441           $   --              $2.0214
--------------------------------------------------------------------------------

The Russell Midcap Value Index is an unmanaged index that measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-15.

10 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18

Performance Update | 4/30/18                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Mid Cap Value Fund at public offering price during the periods shown, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of April 30, 2018)
--------------------------------------------------------------------------------
                                   Net                Public            Russell
                                   Asset              Offering          Midcap
                                   Value              Price             Value
Period                             (NAV)              (POP)             Index
--------------------------------------------------------------------------------
10 years                           6.61%               5.98%             9.22%
5 years                            9.89                8.60             10.97
1 year                             4.30               -1.69              6.83
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------------------------------------
                                   Gross
--------------------------------------------------------------------------------
                                   1.04%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Mid Cap               Russell Midcap
               Value Fund                    Value Index
4/08           $ 9,425                       $10,000
4/09           $ 6,534                       $ 6,324
4/10           $ 9,129                       $ 9,763
4/11           $10,549                       $11,700
4/12           $10,067                       $11,605
4/13           $11,157                       $14,351
4/14           $14,074                       $17,522
4/15           $15,126                       $19,270
4/16           $14,561                       $19,235
4/17           $17,141                       $22,605
4/18           $17,879                       $24,148

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                     Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18 11

Performance Update | 4/30/18                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Mid Cap Value Fund during the periods shown, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of April 30, 2018)
--------------------------------------------------------------------------------
                                                                        Russell
                                                                        Midcap
                                   If                 If                Value
Period                             Held               Redeemed          Index
--------------------------------------------------------------------------------
10 years                           5.71%              5.71%              9.22%
5 years                            8.98               8.98              10.97
1 year                             3.48               3.48               6.83
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------------------------------------
                                   Gross
--------------------------------------------------------------------------------
                                   1.87%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Mid Cap        Russell Midcap
               Value Fund             Value Index
4/08           $10,000                $10,000
4/09           $ 6,874                $ 6,324
4/10           $ 9,515                $ 9,763
4/11           $10,902                $11,700
4/12           $10,311                $11,605
4/13           $11,329                $14,351
4/14           $14,172                $17,522
4/15           $15,102                $19,270
4/16           $14,425                $19,235
4/17           $16,831                $22,605
4/18           $17,417                $24,148

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18

Performance Update | 4/30/18                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Mid Cap Value Fund during the periods shown, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of April 30, 2018)
--------------------------------------------------------------------------------
                                   Net                 Russell
                                   Asset               Midcap
                                   Value               Value
Period                             (NAV)               Index
--------------------------------------------------------------------------------
10 years                            6.74%               9.22%
5 years                            10.16               10.97
1 year                              4.73                6.83
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------------------------------------
                                   Gross
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   0.68%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment


               Pioneer Mid Cap       Russell Midcap
               Value Fund            Value Index
4/08           $5,000,000            $ 5,000,000
4/09           $3,466,211            $ 3,161,861
4/10           $4,842,854            $ 4,881,620
4/11           $5,596,459            $ 5,850,018
4/12           $5,340,431            $ 5,802,582
4/13           $5,918,619            $ 7,175,691
4/14           $7,466,101            $ 8,761,187
4/15           $8,027,619            $ 9,634,796
4/16           $7,760,719            $ 9,617,635
4/17           $9,166,635            $11,302,419
4/18           $9,600,601            $12,074,205

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on March 2, 2015, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on March 2, 2015, would have been higher than the performance shown. For the period beginning March 2, 2015, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                     Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18 13

Performance Update | 4/30/18                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Mid Cap Value Fund during the periods shown, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of April 30, 2018)
--------------------------------------------------------------------------------
                                   Net                 Russell
                                   Asset               Midcap
                                   Value               Value
Period                             (NAV)               Index
--------------------------------------------------------------------------------
10 years                           6.26%                9.22%
5 years                            9.46                10.97
1 year                             3.88                 6.83
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------------------------------------
                                   Gross
--------------------------------------------------------------------------------
                                   1.46%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment


               Pioneer Mid Cap      Russell Midcap
               Value Fund           Value Index
4/08           $10,000              $10,000
4/09           $ 6,913              $ 6,324
4/10           $ 9,637              $ 9,763
4/11           $11,116              $11,700
4/12           $10,568              $11,605
4/13           $11,673              $14,351
4/14           $14,670              $17,522
4/15           $15,717              $19,270
4/16           $15,060              $19,235
4/17           $17,661              $22,605
4/18           $18,345              $24,148

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18

Performance Update | 4/30/18                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Mid Cap Value Fund during the periods shown, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of April 30, 2018)
--------------------------------------------------------------------------------
                                   Net                 Russell
                                   Asset               Midcap
                                   Value               Value
Period                             (NAV)               Index
--------------------------------------------------------------------------------
10 years                            6.99%               9.22%
5 years                            10.21               10.97
1 year                              4.57                6.83
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------------------------------------
                                   Gross
--------------------------------------------------------------------------------
                                   0.81%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment


               Pioneer Mid Cap       Russell Midcap
               Value Fund            Value Index
4/08           $5,000,000            $ 5,000,000
4/09           $3,484,156            $ 3,161,861
4/10           $4,887,972            $ 4,881,620
4/11           $5,670,823            $ 5,850,018
4/12           $5,434,395            $ 5,802,582
4/13           $6,046,448            $ 7,175,691
4/14           $7,654,409            $ 8,761,187
4/15           $8,252,870            $ 9,634,796
4/16           $7,969,537            $ 9,617,635
4/17           $9,401,076            $11,302,419
4/18           $9,830,330            $12,074,205

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                     Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value Fund

Based on actual returns from November 1, 2017, through April 30, 2018.

--------------------------------------------------------------------------------------------------------
Share Class                           A             C                 K            R               Y
--------------------------------------------------------------------------------------------------------
Beginning Account                $1,000.00      $1,000.00        $1,000.00     $1,000.00       $1,000.00
Value on
11/1/17
--------------------------------------------------------------------------------------------------------
Ending Account                   $  991.00      $  987.00        $  992.90     $  988.60       $  991.80
Value (after expenses)
On 4/30/18
--------------------------------------------------------------------------------------------------------
Expenses Paid                    $    5.18      $    9.11        $    3.41     $    7.30       $    3.95
During Period*
--------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.05%, 1.85%, 0.69%, 1.48% and 0.80% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from November 1, 2017, through April 30, 2018.

--------------------------------------------------------------------------------------------------------
Share Class                           A              C               K             R              Y
--------------------------------------------------------------------------------------------------------
Beginning Account                $1,000.00      $1,000.00        $1,001.00     $1,000.00       $1,000.00
Value on 11/1/17
--------------------------------------------------------------------------------------------------------
Ending Account                   $1,019.59      $1,015.62        $1,021.37     $1,017.46       $1,020.83
Value (after expenses)
On 4/30/18
--------------------------------------------------------------------------------------------------------
Expenses Paid                    $    5.26      $    9.25        $    3.46     $    7.40       $    4.01
During Period*
--------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.05%, 1.85%, 0.69%, 1.48% and 0.80% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                     Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18 17

Schedule of Investments | 4/30/18 (unaudited)

-------------------------------------------------------------------------------------------
Shares                                                                      Value
-------------------------------------------------------------------------------------------
                      UNAFFILIATED ISSUERS -- 99.8%
                      COMMON STOCKS -- 99.8% of Net Assets
                      AUTOMOBILES & COMPONENTS -- 4.9%
                      Auto Parts & Equipment -- 2.1%
  366,255             BorgWarner, Inc.                                      $   17,924,520
------------------------------------------------------------------------------------------
                      Tires & Rubber -- 2.8%
  980,704             Goodyear Tire & Rubber Co.                            $   24,625,477
                                                                            --------------
                      Total Automobiles & Components                        $   42,549,997
------------------------------------------------------------------------------------------
                      BANKS -- 12.9%
                      Regional Banks -- 10.8%
  400,154             Cathay General Bancorp                                $   16,010,162
  515,274             Fifth Third Bancorp                                       17,091,639
1,057,395             First Horizon National Corp.                              19,350,328
  959,714             Huntington Bancshares, Inc.                               14,309,336
1,384,345             KeyCorp                                                   27,576,152
                                                                            --------------
                                                                            $   94,337,617
------------------------------------------------------------------------------------------
                      Thrifts & Mortgage Finance -- 2.1%
1,275,055             Radian Group, Inc.                                    $   18,233,286
                                                                            --------------
                      Total Banks                                           $  112,570,903
------------------------------------------------------------------------------------------
                      CAPITAL GOODS -- 9.1%
                      Building Products -- 1.9%
  249,266             Owens Corning                                         $   16,324,431
------------------------------------------------------------------------------------------
                      Industrial Conglomerates -- 2.1%
  173,736             Carlisle Cos., Inc.                                   $   18,716,579
------------------------------------------------------------------------------------------
                      Industrial Machinery -- 4.1%
  224,052             Ingersoll-Rand Plc                                    $   18,795,722
  402,784             Timken Co.                                                17,219,016
                                                                            --------------
                                                                            $   36,014,738
------------------------------------------------------------------------------------------
                      Trading Companies & Distributors -- 1.0%
   56,057(a)          United Rentals, Inc.                                  $    8,408,550
                                                                            --------------
                      Total Capital Goods                                   $   79,464,298
------------------------------------------------------------------------------------------
                      CONSUMER DURABLES & APPAREL -- 2.9%
                      Homebuilding -- 1.9%
  541,072             PulteGroup, Inc.                                      $   16,426,946
------------------------------------------------------------------------------------------
                      Housewares & Specialties -- 1.0%
  338,171             Newell Brands, Inc.                                   $    9,343,665
                                                                            --------------
                      Total Consumer Durables & Apparel                     $   25,770,611
------------------------------------------------------------------------------------------
                      CONSUMER SERVICES -- 3.4%
                      Hotels, Resorts & Cruise Lines -- 3.4%
  556,761(a)          Norwegian Cruise Line Holdings, Ltd.                  $   29,770,011
                                                                            --------------
                      Total Consumer Services                               $   29,770,011
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18

------------------------------------------------------------------------------------------
Shares                                                                      Value
------------------------------------------------------------------------------------------
                      DIVERSIFIED FINANCIALS -- 6.2%
                      Consumer Finance -- 4.4%
  122,103             Discover Financial Services                           $    8,699,839
  882,046             Synchrony Financial                                       29,257,466
                                                                            --------------
                                                                            $   37,957,305
------------------------------------------------------------------------------------------
                      Financial Exchanges & Data -- 1.8%
  181,233             Nasdaq, Inc.                                          $   16,006,498
                                                                            --------------
                      Total Diversified Financials                          $   53,963,803
------------------------------------------------------------------------------------------
                      ENERGY -- 8.1%
                      Oil & Gas Drilling -- 2.8%
1,131,617             Patterson-UTI Energy, Inc.                            $   24,239,236
------------------------------------------------------------------------------------------
                      Oil & Gas Exploration & Production -- 5.3%
  162,334             Cimarex Energy Co.                                    $   16,329,177
  435,318             Devon Energy Corp.                                        15,815,103
   69,264             Pioneer Natural Resources Co.                             13,960,159
                                                                            --------------
                                                                            $   46,104,439
                                                                            --------------
                      Total Energy                                          $   70,343,675
------------------------------------------------------------------------------------------
                      FOOD, BEVERAGE & TOBACCO -- 1.9%
                      Agricultural Products -- 1.9%
  136,168             Ingredion, Inc.                                       $   16,488,583
                                                                            --------------
                      Total Food, Beverage & Tobacco                        $   16,488,583
------------------------------------------------------------------------------------------
                      HEALTH CARE EQUIPMENT & SERVICES -- 5.0%
                      Health Care Facilities -- 2.0%
  150,268             Universal Health Services, Inc., Class B              $   17,160,606
------------------------------------------------------------------------------------------
                      Health Care Services -- 1.0%
   53,723(a)          Laboratory Corp. of America Holdings                  $    9,173,202
------------------------------------------------------------------------------------------
                      Managed Health Care -- 2.0%
  161,918(a)          Centene Corp.                                         $   17,581,056
                                                                            --------------
                      Total Health Care Equipment & Services                $   43,914,864
------------------------------------------------------------------------------------------
                      INSURANCE -- 9.1%
                      Life & Health Insurance -- 5.1%
  331,478             Lincoln National Corp.                                $   23,415,606
  437,380             Unum Group                                                21,160,444
                                                                            --------------
                                                                            $   44,576,050
------------------------------------------------------------------------------------------
                      Property & Casualty Insurance -- 4.0%
  122,007             Hanover Insurance Group, Inc.                         $   14,012,504
1,032,041             Old Republic International Corp.                          21,053,637
                                                                            --------------
                                                                            $   35,066,141
                                                                            --------------
                      Total Insurance                                       $   79,642,191
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18 19

------------------------------------------------------------------------------------------
Shares                                                                      Value
------------------------------------------------------------------------------------------
                      MATERIALS -- 6.5%
                      Copper -- 2.3%
1,350,058             Freeport-McMoRan, Inc.                                $   20,534,382
------------------------------------------------------------------------------------------
                      Fertilizers & Agricultural Chemicals -- 1.6%
  518,620             Mosaic Co.                                            $   13,976,809
------------------------------------------------------------------------------------------
                      Specialty Chemicals -- 2.6%
  207,927             Celanese Corp., Class A                               $   22,595,427
                                                                            --------------
                      Total Materials                                       $   57,106,618
------------------------------------------------------------------------------------------
                      MEDIA -- 2.0%
                      Advertising -- 2.0%
  735,857             Interpublic Group of Cos., Inc.                       $   17,358,867
                                                                            --------------
                      Total Media                                           $   17,358,867
------------------------------------------------------------------------------------------
                      PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 3.0%
                      Pharmaceuticals -- 3.0%
  170,728(a)          Jazz Pharmaceuticals Plc                              $   25,957,485
                                                                            --------------
                      Total Pharmaceuticals, Biotechnology & Life Sciences  $   25,957,485
------------------------------------------------------------------------------------------
                      REAL ESTATE -- 6.9%
                      Hotel & Resorts REITs -- 1.4%
  417,165             Park Hotels & Resorts, Inc.                           $   12,006,009
------------------------------------------------------------------------------------------
                      Industrial REIT -- 1.4%
  458,114             Duke Realty Corp.                                     $   12,414,889
------------------------------------------------------------------------------------------
                      Residential REIT -- 1.3%
  580,521             American Homes 4 Rent, Class A                        $   11,726,524
------------------------------------------------------------------------------------------
                      Specialized REIT -- 2.8%
  111,972             Digital Realty Trust, Inc.                            $   11,834,320
  353,984             Gaming & Leisure Properties, Inc.                         12,131,032
                                                                            --------------
                                                                            $   23,965,352
                                                                            --------------
                      Total Real Estate                                     $   60,112,774
------------------------------------------------------------------------------------------
                      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 6.5%
                      Semiconductors -- 6.5%
  240,561(a)          First Solar, Inc.                                     $   17,058,180
  615,086             Marvell Technology Group Ltd.                             12,338,625
1,259,019(a)          ON Semiconductor Corp.                                    27,799,140
                                                                            --------------
                      Total Semiconductors & Semiconductor Equipment        $   57,195,945
------------------------------------------------------------------------------------------
                      TECHNOLOGY HARDWARE & EQUIPMENT -- 3.2%
                      Communications Equipment -- 1.1%
  333,497(a)          Acacia Communications, Inc.                           $    9,387,941
------------------------------------------------------------------------------------------
                      Technology Distributors -- 2.1%
  256,957             CDW Corp.                                             $   18,318,464
                                                                            --------------
                      Total Technology Hardware & Equipment                 $   27,706,405
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18

------------------------------------------------------------------------------------------
Shares                                                                      Value
------------------------------------------------------------------------------------------
                      TELECOMMUNICATION SERVICES -- 1.7%
                      Integrated Telecommunication Services -- 1.7%
  819,802             CenturyLink, Inc.                                     $   15,231,921
                                                                            --------------
                      Total Telecommunication Services                      $   15,231,921
------------------------------------------------------------------------------------------
                      TRANSPORTATION -- 2.7%
                      Airlines -- 2.7%
  343,279(a)          United Continental Holdings, Inc.                     $   23,185,064
                                                                            --------------
                      Total Transportation                                  $   23,185,064
------------------------------------------------------------------------------------------
                      UTILITIES -- 3.8%
                      Electric Utilities -- 1.9%
  204,062             Entergy Corp.                                         $   16,649,419
------------------------------------------------------------------------------------------
                      Multi-Utilities -- 1.9%
  325,092             Public Service Enterprise Group, Inc.                 $   16,953,548
                                                                            --------------
                      Total Utilities                                       $   33,602,967
------------------------------------------------------------------------------------------
                      TOTAL COMMON STOCKS
                      (Cost $744,210,497)                                   $  871,936,982
------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 99.8%
                      (Cost $744,210,497)                                   $  871,936,982
------------------------------------------------------------------------------------------
                      OTHER ASSETS AND LIABILITIES -- 0.2%                  $    1,668,793
------------------------------------------------------------------------------------------
                      NET ASSETS -- 100.0%                                  $  873,605,775
==========================================================================================

REIT   Real Estate Investment Trust.

(a)    Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2018, aggregated $337,655,355 and $424,949,155, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which the Amundi Pioneer Asset Management, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended April 30, 2018, the Fund did not engage in cross trade activity.

At April 30, 2018,the net unrealized appreciation on investments based on cost for federal tax purposes of $746,905,897 was as follows:

         Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost
                                                                             $ 142,077,652
         Aggregate gross unrealized depreciation for all investments in
          which there is an excess of tax cost over value                      (17,046,567)
                                                                             -------------
         Net unrealized appreciation                                         $ 125,031,085
                                                                             =============

The accompanying notes are an integral part of these financial statements.

                     Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18 21

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of April 30, 2018, in valuing the Fund's investments.

--------------------------------------------------------------------------------
                                Level 1         Level 2   Level 3   Total
--------------------------------------------------------------------------------
Common Stocks                   $871,936,982    $ --      $ --      $871,936,982
--------------------------------------------------------------------------------
Total Investments
   in Securities                $871,936,982    $ --      $ --      $871,936,982
================================================================================

During the six months ended April 30, 2018, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18

Statement of Assets and Liabilities | 4/30/18 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $744,210,497)    $ 871,936,982
  Cash                                                                     1,067,225
  Receivables --
     Investment securities sold                                              629,668
     Fund shares sold                                                        201,063
     Dividends                                                               518,288
  Other assets                                                                56,653
------------------------------------------------------------------------------------
      Total assets                                                     $ 874,409,879
====================================================================================
LIABILITIES:
  Payables --
    Fund shares repurchased                                            $     413,456
    Distribution payable                                                       2,471
    Trustees' fees                                                             2,994
    Transfer agent fees                                                      163,925
    Shareowners communication expense                                         52,355
    Printing expense                                                          26,207
  Due to affiliates --
    Management fees                                                           66,288
    Distribution fees                                                         34,074
    Other due to affiliates                                                   11,952
  Accrued expenses and other liabilities                                      30,382
------------------------------------------------------------------------------------
      Total liabilities                                                $     804,104
====================================================================================
NET ASSETS:
  Paid-in capital                                                      $ 711,948,645
  Undistributed net investment income                                      1,499,326
  Accumulated net realized gain on investments                            32,431,319
  Net unrealized appreciation on investments                             127,726,485
------------------------------------------------------------------------------------
      Net assets                                                       $ 873,605,775
====================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $783,517,842/32,660,479 shares)                    $       23.99
  Class C (based on $43,574,034/2,622,294 shares)                      $       16.62
  Class K (based on $1,751,577/72,932 shares)                          $       24.02
  Class R (based on $11,913,584/508,112 shares)                        $       23.45
  Class Y (based on $32,848,738/1,271,555 shares)                      $       25.83
MAXIMUM OFFERING PRICE:
  Class A ($23.99 (divided by) 94.25%)                                 $       25.45
====================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18 23

Statement of Operations (unaudited)

For the Six Months Ended 4/30/18

INVESTMENT INCOME:
  Dividends from unaffiliated issuers                           $8,599,495
  Interest from unaffiliated issuers                                12,020
---------------------------------------------------------------------------------------------
         Total investment income                                               $   8,611,515
=============================================================================================
EXPENSES:
  Management fees
     Basic Fee                                                  $3,190,068
     Performance Adjustment                                       (293,975)
  Administrative expense                                           192,423
  Transfer agent fees
     Class A                                                       315,722
     Class C                                                        31,928
     Class K                                                            78
     Class R                                                        18,914
     Class Y                                                        19,538
  Distribution fees
     Class A                                                     1,035,863
     Class C                                                       235,629
     Class R                                                        33,330
  Shareowner communications expense                                139,007
  Custodian fees                                                    11,500
  Registration fees                                                 34,075
  Professional fees                                                 29,180
  Printing expense                                                  27,425
  Trustees' fees                                                    18,644
  Insurance expense                                                  3,744
  Miscellaneous                                                     43,748
---------------------------------------------------------------------------------------------
     Total expenses                                                            $   5,086,841
---------------------------------------------------------------------------------------------
         Net investment income                                                 $   3,524,674
=============================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                       $  35,299,082
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                       $ (44,750,998)
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                       $  (9,451,916)
---------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                         $  (5,927,242)
=============================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended           Year
                                                          4/30/18         Ended
                                                          (unaudited)     10/31/17
----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                              $   3,524,674   $   3,813,398
Net realized gain (loss) on investments                      35,299,082      71,962,541
Change in net unrealized appreciation (depreciation)
  on investments                                            (44,750,998)     86,725,827
----------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from operations                                 $  (5,927,242)  $ 162,501,766
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.09 and $0.11 per share, respectively)   $  (2,962,529)  $  (3,667,622)
      Class K ($0.18 and $0.19 per share, respectively)        (208,876)       (245,527)
      Class R ($0.00 and $0.01 per share, respectively)              --          (8,981)
      Class Y ($0.14 and $0.16 per share, respectively)        (204,530)       (234,328)
Net realized gain:
      Class A ($2.02 and $1.49 per share, respectively)     (64,035,517)    (49,565,088)
      Class C ($2.02 and $1.49 per share, respectively)      (5,168,871)     (4,384,884)
      Class K ($2.02 and $1.49 per share, respectively)      (2,025,073)       (800,051)
      Class R ($2.02 and $1.49 per share, respectively)      (1,109,167)       (996,291)
      Class Y ($2.02 and $1.49 per share, respectively)      (2,713,693)     (1,995,168)
----------------------------------------------------------------------------------------
          Total distributions to shareowners              $ (78,428,256)  $ (61,897,940)
----------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                         $  24,785,407   $  79,105,275
Reinvestment of distributions                                73,099,777      57,913,688
Cost of shares repurchased                                 (108,774,575)   (173,483,218)
----------------------------------------------------------------------------------------
      Net decrease in net assets resulting from Fund
         share transactions                               $ (10,889,391)  $ (36,464,225)
----------------------------------------------------------------------------------------
      Net increase (decrease) in net assets               $ (95,244,889)  $  64,139,571
NET ASSETS:
Beginning of period                                       $ 968,850,664   $ 904,711,093
----------------------------------------------------------------------------------------
End of period                                             $ 873,605,775   $ 968,850,664
----------------------------------------------------------------------------------------
Undistributed net investment income                       $   1,499,326   $   1,350,587
========================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18 25

--------------------------------------------------------------------------------------
                             Six Months   Six Months
                             Ended        Ended
                             4/30/18      4/30/18          Year Ended   Year Ended
                             Shares       Amount           10/31/17     10/31/17
                             (unaudited)  (unaudited)      Shares       Amount
--------------------------------------------------------------------------------------
Class A
Shares sold                     491,098   $ 12,284,068      1,217,028   $  30,386,403
Reinvestment of
   distributions              2,588,714     64,282,901      2,155,831      51,076,411
Less shares repurchased      (2,375,376)   (59,875,671)    (4,869,055)   (121,958,030)
--------------------------------------------------------------------------------------
   Net increase (decrease)      704,436   $ 16,691,298     (1,496,196)  $ (40,495,216)
======================================================================================
Class C
Shares sold                     138,568   $  2,405,995        425,459   $   7,613,633
Reinvestment of
   distributions                288,609      4,958,296        229,045       3,886,900
Less shares repurchased        (400,042)    (6,997,449)    (1,024,643)    (18,383,981)
--------------------------------------------------------------------------------------
   Net increase (decrease)       27,135   $    366,842       (370,139)  $  (6,883,448)
======================================================================================
Class K
Shares sold                     193,377   $  4,904,450        813,330   $  20,108,475
Reinvestment of
   distributions                  5,210        129,819             --              --
Less shares repurchased      (1,126,951)   (27,846,602)      (347,257)     (8,667,713)
--------------------------------------------------------------------------------------
   Net increase (decrease)     (928,364)  $(22,812,333)       466,073   $  11,440,762
======================================================================================
Class R
Shares sold                      34,058   $    830,064        104,143   $   2,568,276
Reinvestment of
   distributions                 44,593      1,079,604         42,708         986,974
Less shares repurchased        (137,926)    (3,436,282)      (246,466)     (6,075,840)
--------------------------------------------------------------------------------------
   Net decrease                 (59,275)  $ (1,526,614)       (99,615)  $  (2,520,590)
======================================================================================
Class Y
Shares sold                     161,211   $  4,360,830        687,079   $  18,428,488
Reinvestment of
   distributions                 98,941      2,649,157         77,256       1,963,403
Less shares repurchased        (388,664)   (10,618,571)      (684,704)    (18,397,654)
--------------------------------------------------------------------------------------
   Net increase (decrease)     (128,512)  $ (3,608,584)        79,631   $   1,994,237
======================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended          Year         Year         Year         Year       Year
                                                      4/30/18        Ended        Ended        Ended        Ended      Ended
                                                      (unaudited)    10/31/17     10/31/16*    10/31/15*    10/31/14*  10/31/13
---------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                  $  26.27       $  23.66     $  25.30     $  28.37     $  27.42   $  21.12
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                       $   0.10(a)    $   0.11(a)  $   0.12(a)  $   0.14(a)  $   0.15   $   0.18
   Net realized and unrealized gain (loss)
      on investments                                     (0.27)          4.10         0.58        (0.01)        3.71       6.30
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations    $  (0.17)      $   4.21     $   0.70     $   0.13     $   3.86   $   6.48
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                              $  (0.09)      $  (0.11)    $  (0.08)    $  (0.11)    $  (0.11)  $  (0.18)
   Net realized gain                                     (2.02)         (1.49)       (2.26)       (3.09)       (2.80)        --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   $  (2.11)      $  (1.60)    $  (2.34)    $  (3.20)    $  (2.91)  $  (0.18)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $  (2.28)      $   2.61     $  (1.64)    $  (3.07)    $   0.95   $   6.30
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  23.99       $  26.27     $  23.66     $  25.30     $  28.37   $  27.42
=================================================================================================================================
Total return (b)                                         (0.90)%(c)     18.56%        2.94%        0.22%       15.47%     30.91%
Ratios of net expenses to average net assets              1.05%(d)       1.04%        1.08%        1.05%        1.04%      1.05%
Ratios of net investment income (loss)
   to average net assets                                  0.78%(d)       0.43%        0.53%        0.54%        0.58%      0.73%
Portfolio turnover rate                                     36%(c)         58%          70%          90%          61%        93%
Net assets, end of period (in thousands)              $783,518       $839,636     $791,576     $856,629     $956,082   $897,374
=================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)  Not Annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18 27

------------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended           Year         Year            Year         Year       Year
                                                      4/30/18         Ended        Ended           Ended        Ended      Ended
                                                      (unaudited)     10/31/17     10/31/16*       10/31/15*    10/31/14*  10/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                  $ 18.82         $ 17.42      $ 19.29         $ 22.42      $ 22.33    $ 17.24
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                       $ (0.00)(a)(b)  $ (0.07)(a)  $ (0.05)(a)(c)  $ (0.06)(a)  $ (0.05)   $ (0.02)
   Net realized and unrealized gain (loss)
      on investments                                    (0.18)           2.96         0.44            0.02         2.94       5.14
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations    $ (0.18)        $  2.89      $  0.39         $ (0.04)     $  2.89    $  5.12
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                              $    --         $    --      $    --         $    --      $    --    $ (0.03)
   Net realized gain                                    (2.02)          (1.49)       (2.26)          (3.09)       (2.80)        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   $ (2.02)        $ (1.49)     $ (2.26)        $ (3.09)     $ (2.80)   $ (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $ (2.20)        $  1.40      $ (1.87)        $ (3.13)     $  0.09    $  5.09
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $ 16.62         $ 18.82      $ 17.42         $ 19.29      $ 22.42    $ 22.33
====================================================================================================================================
Total return (d)                                        (1.30)%(e)      17.55%        2.13%          (0.59)%      14.50%     29.74%
Ratios of net expenses to average net assets             1.85%(f)        1.87%        1.92%           1.90%        1.86%      1.94%
Ratios of net investment income (loss)
   to average net assets                                (0.02)%(f)      (0.40)%      (0.30)%         (0.31)%      (0.24)%    (0.15)%
Portfolio turnover rate                                    36%(e)          58%          70%             90%          61%        93%
Net assets, end of period (in thousands)              $43,574         $48,840      $51,641         $60,473      $69,090    $66,390
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b)  Amount rounds to less than $0.01 or $(0.01) per share.

(c) The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations due to timing of the sales and repurchase of shares.

(d) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(e)  Not Annualized.

(f)  Annualized.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18

------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended            Year        Year
                                                              4/30/18          Ended       Ended       3/2/15 to
                                                              (unaudited)      10/31/17    10/31/16*   10/31/15*
------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                          $ 26.34          $ 23.72     $ 25.37     $ 26.76
------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $  0.13(a)       $  0.19(a)  $  0.21(a)  $  0.15(a)
   Net realized and unrealized gain (loss) on investments       (0.25)            4.11        0.58       (1.54)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $ (0.12)         $  4.30     $  0.79     $ (1.39)
------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                      $ (0.18)         $ (0.19)    $ (0.18)    $    --
   Net realized gain                                            (2.02)           (1.49)      (2.26)         --
------------------------------------------------------------------------------------------------------------------
Total distributions                                           $ (2.20)         $ (1.68)    $ (2.44)    $    --
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $ (2.32)         $  2.62     $ (1.65)    $ (1.39)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 24.02          $ 26.34     $ 23.72     $ 25.37
==================================================================================================================
Total return (b)                                                (0.71)%(c)(e)    18.98%       3.36%      (5.19)%(c)
Ratios of net expenses to average net assets                     0.69%(d)         0.68%       0.71%       0.65%(d)
Ratios of net investment income (loss) to average net assets     1.05%(d)         0.74%       0.91%       0.85%(d)
Portfolio turnover rate                                            36%(c)           58%         70%       0.90%
Net assets, end of period (in thousands)                      $ 1,752          $26,373     $12,693     $16,103
==================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period and reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(c)  Not Annualized.

(d)  Annualized.

(e) If the Fund had not recognized gains in settlement of class action lawsuits during the six months ended April 30, 2018, the total return would have been (0.76)%.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18 29

------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended         Year          Year        Year        Year      Year
                                                              4/30/18       Ended         Ended       Ended       Ended     Ended
                                                              (unaudited)   10/31/17      10/31/16*   10/31/15*   10/31/14* 10/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                          $ 25.70       $ 23.18       $ 24.84     $ 27.91     $ 27.02   $ 20.78
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $  0.04(a)    $  0.00(a)(b) $  0.03(a)  $  0.04(a)  $  0.07   $  0.13
   Net realized and unrealized gain (loss) on investments       (0.27)         4.02          0.57        0.00(b)     3.63      6.18
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $ (0.23)      $  4.02       $  0.60     $  0.04     $  3.70   $  6.31
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                      $    --       $ (0.01)      $    --     $ (0.02)    $ (0.01)  $ (0.07)
   Net realized gain                                            (2.02)        (1.49)        (2.26)      (3.09)      (2.80)       --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $ (2.02)      $ (1.50)      $ (2.26)    $ (3.11)    $ (2.81)  $ (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $ (2.25)      $  2.52       $ (1.66)    $ (3.07)    $  0.89   $  6.24
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 23.45       $ 25.70       $ 23.18     $ 24.84     $ 27.91   $ 27.02
====================================================================================================================================
Total return (c)                                                (1.14)%(d)    18.11%         2.54%      (0.16)%     15.03%    30.44%
Ratios of net expenses to average net assets                     1.48%(e)      1.46%         1.47%       1.44%       1.43%     1.43%
Ratios of net investment income (loss) to average net assets     0.35%(e)      0.02%         0.15%       0.16%       0.20%     0.37%
Portfolio turnover rate                                            36%(d)        58%           70%         90%         61%       93%
Net assets, end of period (in thousands)                      $11,914       $14,579       $15,462     $21,023     $26,909   $27,461
====================================================================================================================================

* The Fund was audited by another independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b)  Amount rounds to less than $ 0.01 per share.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)  Not Annualized.

(e)  Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18

------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended         Year        Year        Year        Year      Year
                                                              4/30/18       Ended       Ended       Ended       Ended     Ended
                                                              (unaudited)   10/31/17    10/31/16*   10/31/15*   10/31/14* 10/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                          $ 28.16       $ 25.25     $ 26.84     $ 29.91     $ 28.74   $  22.13
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $  0.14(a)    $  0.18(a)  $  0.19(a)  $  0.25(a)  $  0.29   $   0.24
   Net realized and unrealized gain (loss) on investments       (0.31)         4.38        0.63       (0.02)       3.87       6.64
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $ (0.17)      $  4.56     $  0.82     $  0.23     $  4.16   $   6.88
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                      $ (0.14)      $ (0.16)    $ (0.15)    $ (0.21)    $ (0.19)  $  (0.27)
   Net realized gain                                            (2.02)        (1.49)      (2.26)      (3.09)      (2.80)        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $ (2.16)      $ (1.65)    $ (2.41)    $ (3.30)    $ (2.99)  $  (0.27)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $ (2.33)      $  2.91     $ (1.59)    $ (3.07)    $  1.17   $   6.61
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 25.83       $ 28.16     $ 25.25     $ 26.84     $ 29.91   $  28.74
====================================================================================================================================
Total return (b)                                                (0.82)%(c)    18.85%       3.23%       0.53%      15.89%     31.41%
Ratios of net expenses to average net assets                     0.80%(d)      0.81%       0.82%       0.73%       0.67%      0.68%
Ratios of net investment income (loss) to average net assets     1.03%(d)      0.66%       0.79%       0.90%       0.95%      1.14%
Portfolio turnover rate                                            36%(c)        58%         70%         90%         61%        93%
Net assets, end of period (in thousands)                      $32,849       $39,423     $33,339     $31,294     $83,545   $100,716
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)  Not Annualized.

(d)  Annualized.

      The accompanying notes are an integral part of these financial statements.

                     Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18 31

Notes to Financial Statements | 4/30/18 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Mid Cap Value Fund (the "Fund") is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Fund offers six classes of shares designated as Class A, Class C, Class K, Class R, Class T and Class Y shares. Class T shares had not commenced operations as of April 30, 2018. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

32 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.  Security Valuation

    The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

    Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

    The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

                     Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18 33

    Securities for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

    At April 30, 2018, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.  Investment Income and Transactions

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

    Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

    Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

    Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

34 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18

C.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the fiscal year ended October 31, 2017, was as follows:

    ----------------------------------------------------------------------------
                                                                            2017
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                  $ 4,156,458
    Long-term capital gain                                            57,741,482
    ----------------------------------------------------------------------------
         Total                                                       $61,897,940
    ============================================================================

    The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2017:

    ----------------------------------------------------------------------------
                                                                            2017
    ----------------------------------------------------------------------------
    Undistributed ordinary income                                   $  1,180,493
    Undistributed long term capital gain                              75,050,052
    Net unrealized appreciation                                      169,782,083
    ----------------------------------------------------------------------------
         Total                                                      $246,012,628
    ============================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on REIT holdings, partnerships and other holdings.

                     Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18 35

D.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $18,195 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2018.

E.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C, and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F.  Risks

    The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

36 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18

    With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million, 0.65% on the next $500 million, 0.625% on the next $3 billion and 0.60% on the excess over $4 billion. The basic fee (fee before performance adjustment) can increase or decrease by a maximum of 0.10% based on the investment performance of the Fund's Class A shares as compared to the Russell Midcap Value Index. The performance comparison is made for a rolling 36-month period. In addition, the Adviser contractually limits any positive adjustment of the Fund's management fee to 0.10% of the Fund's average daily net assets on an annual basis (i.e., to a maximum management fee of 0.80% of average daily net assets after the performance adjustment). For the six months ended, the aggregate performance adjustment resulted in a decrease of $293,975 to the basic fee. For the six months ended April 30, 2018 the net management fee was equivalent to 0.61% (annualized) of the Fund's average daily net assets.

                     Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18 37

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" and "Management fees payable" reflected on the Statement of Assets and Liabilities is $66,288 in management fees, administrative costs and certain other reimbursements payable to the Adviser at April 30, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, outgoing phone calls. For the six months ended April 30, 2018, such out-of-pocket expenses by class of shares were as follows:

----------------------------------------------------------------------------------
Shareowner Communications:
----------------------------------------------------------------------------------
Class A                                                                   $131,029
Class C                                                                      6,488
Class K                                                                         35
Class R                                                                        655
Class Y                                                                        800
----------------------------------------------------------------------------------
   Total                                                                  $139,007
==================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $46,026 in distribution fees payable to the Distributor at April 30, 2018.

38 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18

The Fund also has adopted a separate service plan for Class R shares (the "Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended April 30, 2018, CDSCs in the amount of $1,435 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Effective February 8, 2017, the Fund participates in a facility that is in the amount of $195 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2018, the Fund had no borrowings under the credit facility.

                     Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18 39

Additional Information

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Fund's fiscal year ended October 31, 2017.

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be

40 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18 inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                     Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18 41

Trustees, Officers and Service Providers

Trustees                                    Officers
Thomas J. Perna, Chairman                   Lisa M. Jones, President and
David R. Bock                                 Chief Executive Officer
Benjamin M. Friedman                        Mark E. Bradley, Treasurer and
Margaret B.W. Graham                          Chief Financial Officer
Lisa M. Jones                               Christopher J. Kelley, Secretary and
Lorraine H. Monchak                            Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

42 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18

                          This page is for your notes.

                     Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18 43

                          This page is for your notes.

44 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2018 Amundi Pioneer Asset Management 19385-12-0618

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Mid Cap Value Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 28, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 28, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 28, 2018

* Print the name and title of each signing officer under his or her signature.